EXHIBIT 1O(I)(3)




                                AMENDMENT FOUR TO
                               MARKETING AGREEMENT



THIS FOURTH AMENDMENT TO THE MARKETING AGREEMENT is entered into this 19th day of November, 2002, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.


WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.


NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:


1. Add to APPENDIX A, Policy Forms, as follows:


--------------------------------- -------------------------- -------------------
Product Name                      Policy Form Numbers        Effective Dates
------------------------------------------------------------ -------------------

*

--------------------------------- -------------------------- -------------------

*                                 *                          *

--------------------------------- -------------------------- -------------------

*                                 *                          *

--------------------------------- -------------------------- -------------------

*                                 *                          *

--------------------------------- -------------------------- -------------------

2.  Add to APPENDIX B, "Commission," as follows:

--------------------- ---------------------- ----------------------------------------------------------------------------------
                                                                           Compensation to Legacy
                                             ----------------------------------------------------------------------------------
                                                             Age Mandated Commission
                                                                    Reduction
                                                         ---------------------------------
                                                            (b)                                                       (g)
                                                           Comm.       (c)          (d)       (e)                     LMG
                      Policy Form Numbers/         (a)     Reduces      %          Trail      Mkt.       (f)         Trail
    Product Name         Effective Dates       Commission  @ Age     Reduction    (Annual)    Allow.   Override       Com.
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
*
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
*                     *                           *          *           *           *          *          *           *
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
*                     *                           *          *           *           *          *          *           *
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------
*                     *                           *          *           *           *          *          *           *
--------------------- ---------------------- ------------ --------- ------------- --------- ---------- ---------- -------------


     3. Appendix D, "Schedule of Authorized Personnel," is hereby amended to read as follows:

          Representing Legacy Marketing Group

          Lynda L. Regan, Chief Executive Officer
          R. Preston Pitts, President
          Steve Taylor, Chief Financial Officer
           Don Dady, Vice President of Marketing

          Representing Transamerica


          *
          *
          *
          *

4. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.




IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP                    TRANSAMERICA LIFE INSURANCE AND
                                          ANNUITY COMPANY

By: /s/ Don Dady                          By: /s/ Ken Kilbane

Title: Vice President                     Title: Vice President

Witness: /s/ Jackie Petersen              Witness: /s/ Caroline Kirst

Date: November 21, 2002                   Date: November 25, 2002


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